Unless otherwise specified, the periods cited in our
performance comparisons are Q1 2010 vs Q1 2009.
Exhibit 99.1
First Quarter 2010
Financial and Operating Results
For the period ended March 31, 2010
Conseco, Inc.
May 5, 2010

Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.
Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,”
“intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,”
“optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (ii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iii)
our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products, including our long-term care business; (v) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (vii) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date; (viii) the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on its value; (ix) our assumption that the positions we take on our tax return filings, including our position that our 7.0% convertible senior debentures due 2016 will not be treated as stock for purposes of Section 382 of the Internal Revenue Code of 1986, as amended, and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service; (x) changes in accounting principles and the interpretation thereof;
(xi) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems, (xii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xiii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xiv) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xv) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xvi) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xvii) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the impact of rating downgrades on our business and our ability to access capital; (xviii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xix) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xx) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor - SEC Filings” section of
Conseco’s website, www.conseco.com.

Q1 2010 Summary

CNO
▪ Core sales* of $87 million, up 4%
▪ Net operating income** $38.2 million, up 2%
 • 14 cents per diluted share
 • Reflects dilution from the issuance of shares of common stock and convertible debentures
▪ Consolidated RBC up 10 points to 319%
▪ Holding company liquidity: $131.2 million
▪ Book value per share: $15.24 vs $15.14 at 12/31/09
*Excludes PFFS and PDP.
**Management believes that an analysis of net income applicable to common stock before: (1) loss on extinguishment or modification of debt, net of income taxes; and (2) net realized investment gains or losses, net of related amortization and income taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment of debt and realized investment gains or losses can be affected by events that are unrelated to the company’s underlying fundamentals. The table on page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.

CIG Segmentation

CIG
▪ Splitting into two segments:
 • Other CNO Business
 • Washington National
▪ Other CNO Business comprised primarily of closed blocks from CIG
 • Will be separately managed from current/growing business
 • Accounts for about two-thirds of CIG’s capital
▪ Segmentation is another step toward increased transparency of operations
 • Will bring clearer accountability and focus on business strategies
▪ Expect to begin reporting on new segment basis effective Q3 2010
 • Bankers
 • Colonial Penn
 • Washington National
 • Other CNO Business
 • Corporate

Collected Premiums

CNO
▪ Total collected premiums
 for trailing 4 quarters down
 13%
▪ Decline at Bankers due to
 termination of PFFS
 reinsurance contracts and
 lower annuity sales, as
 expected
▪ Consistent growth at
 Colonial Penn
▪ Slight decline at CIG
 primarily due to impact of
 2009 reinsurance ceded to
 Wilton Re
($ millions)
CP
CIG
Collected Premiums-Trailing 4 Quarters
Q1 2009
$4,549.3
Q2 2009
$4,494.9
Q3 2009
$4,423.1
Q4 2009
$4,114.8
BLC OTHER
Q1 2010
$3,937.2
BLC PFFS

Q1 2010
Summary of Results

CNO
$53.2
5.3
25.7
(24.5)
59.7
(1.8)
(4.8)
$53.1
Pre-Tax
After Tax
EPS
($ millions, except per-share amounts)
$38.2
(1.2)
(3.1)
$33.9
$0.14
(0.00)
(0.01)
$0.13
*Management believes that an analysis of earnings before net realized investment gains (losses) and loss on extinguishment or modification of debt (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company’s continuing operations. The table above provides a reconciliation to the corresponding GAAP measure.
Bankers Life
Colonial Penn
Conseco Insurance Group
Corporate operations and interest expense
Income before net realized investment losses
 and valuation allowance for deferred tax assets*
Loss on extinguishment of debt
Net realized investment losses
Total

Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Bankers Life	$44.7	$63.3	$85.4	$84.6	$53.2
Colonial Penn	5.1	11.0	7.4	5.9	5.3
Conseco Insurance Group	31.2	21.2	21.6	(6.7)	25.7
Corporate operations, excluding interest expense	(8.7)	(8.8)	(7.4)	(12.8)	(5.0)
Total EBIT*	72.3	86.7	107.0	71.0	79.2
Corporate interest expense	(13.7)	(23.9)	(24.0)	(23.1)	(19.5)
Income before net realized investment losses and taxes	58.6	62.8	83.0	47.9	59.7
Tax expense on period income	21.1	22.0	28.7	15.9	21.5
Net operating income	37.5	40.8	54.3	32.0	38.2
Loss on extinguishment or modification of debt, net of income taxes	(6.1)	0.0	0.0	(8.3)	(1.2)
Net realized investment losses	(6.9)	(13.2)	(18.9)	(2.5)	(3.1)
Net income before valuation allowance for deferred tax assets	24.5	27.6	35.4	21.2	33.9
Increase in valuation allowance for deferred tax assets	0.0	0.0	(20.0)	(3.0)	0.0
Net income	$24.5	$27.6	$15.4	$18.2	$33.9

Quarterly Earnings

CNO Consolidated
*Management believes that an analysis of earnings before net realized investment gains (losses), corporate interest, loss on extinguishment or modification of debt and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; (2) loss on extinguishment or modification of debt; and (3) net realized investment gains (losses) that are unrelated to the company’s underlying fundamentals. The table above provides a reconciliation of EBIT to net income.
($ millions)

Q1 2009
5.7%
Q2 2009
6.6%
Q3 2009
6.6%
Q4 2009
6.5%
Q1 2010
6.2%

Operating ROE

CNO
Operating ROE*, Trailing 4 Quarters
*Operating return excludes gain (loss) on extinguishment or modification of debt, net realized investment gains
(losses), valuation allowance related to deferred tax assets and discontinued operations. Equity excludes accumulated other comprehensive income (loss) and the value of net operating loss carryforwards. See
Appendix for corresponding GAAP measure.
Average common shareholders’ equity, excluding AOCL and net operating loss carryforwards, trailing 4 quarters ($ millions):	$2,702.0	$2,574.1	$2,503.9	$2,551.1	$2,679.2

Operating EPS (Diluted)*

CNO

Q1 2009
$0.20
Q2 2009
$0.22
Q3 2009
$0.29
Q4 2009
$0.15
Q1 2010
$0.14

*Operating earnings per share exclude loss on extinguishment or modification of debt, net realized investment gains (losses) and valuation allowance related to deferred tax assets. See Appendix for a reconciliation to the corresponding GAAP measure.
Weighted average diluted shares (in millions):	184.8	185.2	185.8	217.5	292.1
▪ Q1 2010 reflects dilution from
 issuance of 65.9 million shares
 of common stock and $240.5
 million of convertible
 debentures

Book Value

CNO
*See Appendix for a reconciliation to the corresponding GAAP measure.
Shareholders’ Equity (excluding AOCL)
Accumulated Other Comprehensive Loss
 Total Shareholders’ Equity
Shares Outstanding
Book Value Per Share
Book Value Per Share (Excluding AOCL)
$3,431.7
(1,840.5)
$1,591.2
184.8
$8.61
$18.57
3/31/09
$3,461.9
(1,046.9)
$2,415.0
184.9
$13.06
$18.72
6/30/09
$3,479.7
(146.0)
$3,333.7
184.9
$18.03
$18.82
9/30/09
$3,796.7
(264.3)
$3,532.4
250.8
$14.09
$15.14
12/31/09
($ millions, except per-share amounts)
$3,823.1
(103.0)
$3,720.1
250.9
$14.83
$15.24
3/31/10

Q1 2009
230%
Q2 2009
247%
Q3 2009
252%
Q4 2009
309%
Q1 2010
319%

Consolidated RBC Ratio*

CNO
*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The
 RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.
▪ RBC ratio continues to improve
▪ Primarily driven by Q1 2010
 statutory earnings

Q1 Summary

Bankers
▪ Earnings of $53.2 million, up 19%
 • Higher Life income due to:
 • Favorable mortality (+$5 million)
 • Reserve changes from Q1 2009 (+$5 million)
 • Lost earnings from blocks reinsured in 2009 (-$3 million)
 • Higher PFFS/PDP income due to:
 • Favorable PFFS IBNR development (+$2 million)
 • Higher PDP margins (+$1 million)
▪ NAP up 1%
▪ Stable agent count; improved agent productivity

Q1 2009
$56.8
Q2 2009
$62.4
Q3 2009
$61.8
Q4 2009
$91.3
Q1 2010
$57.5

Bankers

($ millions)
Quarterly NAP*
*PFFS and PDP sales are not comparable and are excluded from NAP in all periods; in addition, we no longer assume any of the risks on PFFS contracts through reinsurance.
PFFS policies issued:	19.3	1.8	-0.2	-1.0	22.8
PDP policies issued:	18.3	3.8	3.8	1.3	8.0
Policies issued and not included in NAP (net of chargebacks, in thousands):
Sales & Distribution Results
▪ NAP up 1%
 • Increases in Life (+25%), LTC (+14%)
 and Med Supp (+5%), offset by
 • Lower sales of Annuities (-25%),
 consistent with overall industry results
 and driven by lower market interest
 rates

Medicare Sales Update

Bankers
Q4 2008-
Q1 2009
Q4 2009-
Q1 2010
Medicare
Supplement
Med Advantage/
PFFS
Issued Policies
18,902
24,120
21,819
43,086
+79%
+15%
PDP
19,391
9,191
-53%
▪ Strong growth in Med Supp/
 Med Advantage sales for Q4
 2009-Q1 2010 period vs Q4
 2008-Q1 2009
 • Med Supp issued policies up 79%
 • Med Advantage/PFFS up 15%
 • PDP down 53%

Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Insurance policy income	$491.5	$497.6	$493.1	$477.0	$396.2
Net investment income:					
General account assets	155.4	160.2	162.2	165.8	172.2
Other portfolios	(13.2)	3.4	37.4	6.9	13.7
Fee revenue and other income	1.4	1.6	2.4	4.8	2.3
Total revenues	635.1	662.8	695.1	654.5	584.4
Insurance policy benefits	429.6	422.9	412.1	402.9	350.6
Amounts added to policyholder account balances	37.6	64.2	75.9	59.8	65.9
Amortization related to operations	75.6	63.1	74.5	54.7	67.0
Other operating costs and expenses	47.6	49.3	47.2	52.5	47.7
Total benefits and expenses	590.4	599.5	609.7	569.9	531.2
Income before net realized investment gains (losses), net of related amortization and income taxes	$44.7	$63.3	$85.4	$84.6	$53.2

Q1 Earnings

Bankers
($ millions)
Trailing 4 Quarter Operating Return on Equity: 11.8%
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q1 Summary

Colonial Penn
▪ Earnings of $5.3 million, up 4%
 • Primarily due to favorable mortality and growth in our block of life insurance policies
▪ Sales (NAP) up 7%
 • Lead generation momentum building following 2009 capital limitations
 • Increased lead activity will drive return to pre-2009 sales levels
 • NAP from lead-based programs up 32% over Q1 2009, and up 76% over
 Q4 2009

Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Insurance policy income	$47.1	$52.7	$48.4	$47.9	$48.2
Net investment income	9.8	9.8	9.5	9.6	9.7
Fee revenue and other income	0.2	0.2	0.2	0.3	0.2
Total revenues	57.1	62.7	58.1	57.8	58.1
Insurance policy benefits	36.1	36.0	34.7	35.1	36.4
Amounts added to policyholder account balances	0.3	0.2	0.3	0.3	0.3
Amortization related to operations	8.4	8.0	8.4	8.5	8.7
Other operating costs and expenses	7.2	7.5	7.3	8.0	7.4
Total benefits and expenses	52.0	51.7	50.7	51.9	52.8
Income before net realized investment gains (losses) and income taxes, net of related amortization	$5.1	$11.0	$7.4	$5.9	$5.3

Q1 Earnings

Colonial Penn
($ millions)
Trailing 4 Quarter Operating Return on Equity: 14.0%
Management believes that an analysis of income before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q1 Summary

CIG
▪ NAP of $16.7 million, up 12%
 • Third consecutive quarter of positive sales comparisons
▪ Strong sales growth in both CIG Sales and PMA
▪ Strong recruiting results
▪ Earnings of $25.7 million, down 18%
 • Lower Specified Disease income due primarily to reserve
 releases in Q1 2009 (-$5 million)
 • Lower Life income due primarily to lost earnings on blocks reinsured in 2009 (-$5 million)
 • Higher Annuity income due to return to normal surrender activity for indexed annuity products in Q1 2010 (+$6 million)

$14.6
$11.5
$1.7
$1.1
$1.2
$0.3
$0.4
$0.7
Life
Annuities
Medicare Supplement
Specified Disease

20

CIG
($ millions)
▪ Specified Disease sales up 28%
▪ New worksite groups up 64%
Q1 2009
Q1 2010
Q1 2010 Sales Results

Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Insurance policy income	$244.2	$241.0	$230.5	$222.6	$220.2
Net investment income:					
General account assets	143.4	138.5	134.5	131.9	133.3
Other portfolios	(9.1)	2.6	15.7	3.3	4.7
Fee revenue and other income	0.7	0.4	0.5	(0.1)	0.3
Total revenues	379.2	382.5	381.2	357.7	358.5
Insurance policy benefits	214.1	215.1	206.2	206.8	202.7
Amounts added to policyholder account balances	35.8	42.7	53.5	44.5	43.1
Amortization related to operations	36.8	33.8	31.8	33.1	27.0
Interest expense on investment borrowings	5.2	5.2	5.1	5.0	5.0
Other operating costs and expenses	56.1	64.5	63.0	75.0	55.0
Total benefits and expenses	348.0	361.3	359.6	364.4	332.8
Income (loss)before net realized investment gains (losses), net of related amortization and income taxes	$31.2	$21.2	$21.6	($6.7)	$25.7

Q1 Earnings

CIG
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 8 reconciles the non-GAAP measure to the corresponding GAAP measure.
($ millions)

Realized Gains/Losses Recognized
Through Net Income

CNO
Gross gains
Gross losses
Losses due to recognition of other-than-tempor-
 ary impairments recognized in earnings
Amortization adjustment to insurance intangibles
 Net investment losses before tax
Income tax benefit
Net investment losses after tax
($ millions)
$89.5
(4.4)
(92.0)
0.0
 (6.9)
0.0
$(6.9)
Q1 2009
$83.6
(63.3)
(36.6)
3.1
 (13.2)
0.0
$(13.2)
Q2 2009
$99.5
(84.1)
(35.7)
1.4
 (18.9)
0.0
$(18.9)
Q3 2009
$110.5
(96.4)
(31.1)
(0.5)
 (17.5)
15.0
$(2.5)
Q4 2009
$50.9
(35.5)
(20.3)
0.1
 (4.8)
1.7
$(3.1)
Q1 2010

Unrealized Loss
% of Invested Assets
3,500
3,000
2,500
2,000
1,500
1,000
500
0
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Unrealized Loss
% of Invested Assets
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

Unrealized Gain/Loss*

CNO
($ millions)
*Includes debt and equity securities classified as available for sale. Excludes investments from variable interest entities which we consolidate under GAAP.

Q1 2010 Impairments

CNO
Corporates
Alt-A
Prime Jumbos
Commercial Mortgage Loans
Other
Total
($ millions)
Gross
Amounts
Amount Recognized
through Accumulated
Other Comprehensive
Loss
Amount Recognized
through Net Income
$1.2
5.0
0.7
10.9
2.5
$20.3
$0.0
(1.9)
(0.7)
0.0
0.0
$(2.6)
$1.2
3.1
0.0
10.9
2.5
$17.7

MTM reflects low market yields in most credit sectors
Market Value
Book Value
$13,482
$13,286
$1,834
$1,976
$1,809
$1,937
$1,037
$1,103
$968
$1,023
$909
$969
$231
$255
$538
$531
$1,177
$1,184
IG Corporates
CMOs
Mortgage Loans
HY Corporates
CMBS
Municipals
ABS
Govts/Agency
Equity, Cash & Other

Asset Allocation at 3/31/10*

CNO
($ millions)
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to Conseco).

- Essentially unchanged
- Continue to see slowing in ratings migration

Investment Quality:
Fixed Maturities*

CNO
Actively Managed Fixed Maturities by Rating at
3/31/10 (Market Value)
% of Bonds which are Investment Grade:	3/31/09 91%	6/30/09 91%	9/30/09 93%	12/31/09 93%	3/31/10 93%
*Excludes investments from variable interest entities which we consolidate under GAAP (the related liabilities are non-recourse to Conseco).
AAA
12%
AA
7%
A
31%
BBB
43%

7%
▪ 93% investment grade:

Alt-A at 3/31/10
CNO

AAA
AA
A

Total
$4.2
$53.9
$16.2
$140.9
$215.2
$4.2
$56.9
$16.5
$182.6
$260.2
2.0%
25.0%
7.5%
65.5%
100.0%
0.02%
0.24%
0.07%
0.65%
0.98%
Market
Value (mil.)
Book
Value (mil.)
% of
Alt-A*
% of
Portfolio*
Rating
▪ 0.98% of total invested assets
▪ Collateral performing better than overall Alt-A market in terms of delinquency and accumulated loss trends
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Relating to recovery of book values, adequate credit support to expected cumulative losses
720
707
721
710
710
Avg.
FICO
10.9%
13.0%
9.8%
9.2%
10.2%
Avg.
Support
6.5%
9.0%
8.7%
24.3%
18.9%
Avg. 60+
Delinq.
*Market value.
($ millions)
0.3%
0.7%
0.3%
2.6%
1.9%
Avg. Accum.
Loss

Prime Jumbo at 3/31/10
CNO

AAA
AA
A
BBB

Total
$129.7
$73.0
$161.1
$47.2
$208.2
$619.2
$141.0
$76.6
$176.6
$53.2
$263.3
$710.7
21.0%
11.8%
26.0%
7.6%
33.6%
100.0%
0.59%
0.33%
0.73%
0.21%
0.96%
2.82%
Market
Value (mil.)
Book
Value (mil.)
% of
Prime
Jumbo*
% of
Portfolio*
Rating
▪ 2.82% of total invested assets
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Credit support remains substantial relative to anticipated cumulative losses
736
744
740
743
738
739
Avg.
FICO
6.6%
7.6%
8.2%
7.4%
6.2%
7.0%
Avg.
Support
2.7%
5.2%
4.9%
7.0%
12.0%
7.0%
Avg. 60+
Delinq.
*Market value.
($ millions)
0.07%
0.36%
0.35%
0.67%
0.98%
0.53%
Avg. Accum.
Loss

Our CMBS exposure is heavily weighted toward securities with high ratings and seasoned vintages with relatively stronger qualitative characteristics

2009
7.0%
2007
17.3%
Pre-2004
26.4%
2006
5.6%
2004
17.0%
2005
26.7%

CMBS at 3/31/10

CNO
(GAAP book value - $ millions)
$200.8
$136.4
$208.3
$24.9
$176.5
$71.3
$818.2
$833.9
$26.3
$10.1
$22.0
$14.7
$0.0
$0.0
$73.1
$62.8
$37.4
$10.6
$5.9
$0.0
$0.0
$0.0
$53.9
$39.3
$5.9
$17.3
$13.1
$18.1
$0.0
$0.0
$54.4
$25.6
$0.0
$0.0
$23.3
$0.0
$0.0
$0.0
$23.3
$6.8
Pre-2004
2004
2005
2006
2007
2009
Total BV
Total MV
AAA
AA
A
BBB

CMBS at 3/31/10
CNO

AAA
AA
A
BBB

Total
$833.9
$62.8
$39.3
$25.6
6.8
$968.4
$818.2
$73.1
$53.9
$54.4
$23.3
$1,022.9
86.1%
6.5%
4.1%
2.6%
0.7%
100.0%
3.78%
0.29%
0.18%
0.12%
0.03%
4.40%
Market
Value (mil.)
Book
Value (mil.)
% of
CMBS*
% of
Portfolio*
Rating
▪ 4.40% of invested assets
▪ Collateral performing materially better than overall CMBS market in terms of delinquency and cumulative loss
▪ All securities evaluated using market-consistent estimates of collateral performance
▪ Substantial credit support inherent in structures relative to expected cumulative losses
30.7%
20.7%
8.4%
7.7%
4.0%
28.3%
Avg.
Support
3.4%
1.3%
1.1%
2.1%
1.3%
3.1%
Avg. 60+
Del. & FCR
*% of market value
($ millions)
0.32%
0.09%
0.15%
0.01%
0.08%
0.29%
Avg. Cum.
Loss

2009
0.4%
2008
17.1%
2004 and Before
29.6%
2007
20.6%
2005
12.0%
2006
20.3%

By Property Type

Indus.
15.3%
Other
0.8%
Office
37.8%
Retail
41.2%
Multi-Family
4.9%

Commercial Mortgage Loans
at 3/31/10
By Vintage

CNO
▪ Current LTV of approximately 63%
▪ Trailing debt service coverage ratio (DSCR) stable at approximately 1.53
▪ Three delinquent loans at 3/31/10, totaling $12 million

CNO Summary

CNO
▪ Core sales and lead generation continue to be strong
▪ Impact of health care reform
 • Medicare Supplement and Medicare Advantage
 • Potential opportunities in Supplemental Health market
▪ Demographics are trending favorably
 • First of Boomer population will become Medicare-eligible in 2011;
 in 10 years, number of those 65 and older will increase by 50%
▪ Focus:
 • Improve results of underperforming blocks in new “Other CNO
 Business” segment
 • Drive sales growth in all channels
▪ Expect to launch CNO Financial Group investor brand on May 12

Questions and Answers

Appendix

Debt to Capital**

35%
30%
25%
20%
15%
10%
5%
0%
32.5%
30.0%
27.9%
27.0%
26.8%
21.6%
21.6%
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10

Interest Coverage

3.0x
2.0x
1.0x
0.0x
3.1x
3.3x
3.1x
2.4x
1.7x
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10

1,500
1,200
900
600
300
0
$1,301
$1,279
$1,308
$1,414
$1,465
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10

RBC Ratio

300%
200%
100%
0%
230%
247%
252%
309%
319%
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10

Statutory Surplus ($ millions)
*Also applicable in 2010 for Debt to Capital ratio only.
**Excludes Accumulated Other Comprehensive Loss, as defined by the senior credit facility.
$1,200
$1,100
Prior Amendment Level
New 2011 Level*
New 2012 Level
CNO

250%
200%
1.5x
2.0x
1.75x
225%
$1,300
Covenant Metrics

Q1 2010 Liquidity

CNO
($ millions)
Cash Balance 12/31/09
Sources
 Dividends from insurance subsidiary
 Net Proceeds from New Convertible Debentures
 Surplus Debenture Interest
 Management and Investment Fees and Other
Total Sources
Uses
 Interest
 Debt Repayments:
 Retirement of Old Convertible Debentures
 Holding Company Expenses and Other
 Capital Contributions
Total Uses
Cash Balance 3/31/10
$146.1
$25.0
61.4
12.0
6.9
105.3
15.5
64.0
11.3
29.4
120.2
$131.2

Q1 2009
$308.6
Q2 2009
$308.0
Q3 2009
$306.8
Q4 2009
$308.9
Q1 2010
$315.4

Net Investment Income

CNO
($ millions)
General Account Investment Income
Yield:	5.67%	5.65%	5.63%	5.66%	5.76%
▪ Q1 2010 increase in yield due
 primarily to higher call
 premiums on fixed maturities

Commercial Mortgage Loans
at 3/31/10
Geographic Distribution

CNO
Pacific
9.4%
Mountain
9.4%
West North
Central
11.9%
West South
Central
5.9%
East North
Central
22.1%
East South
Central
5.4%
New England
9.2%
Middle
Atlantic
6.4%
South
Atlantic
20.3%

2010
$52
2011
$75
2012
$47
2013
$159
2014
$93
2015
$150
2016
$153
2017
$323
2018
$331
2019
$81
2020
$43
2021
$12
2022
$106
2023
$49
2024
$25
Post 2024
$285

Commercial Mortgage Loans
at 3/31/10
By Maturity

CNO
($ millions)

Q1 2009
$94.4
Q2 2009
$99.7
Q3 2009
$96.0
Q4 2009
$98.3
Q1 2010
$95.0

Expenses

CNO
($ millions)
Adjusted Operating Expenses*
*Adjusted operating expenses exclude primarily acquisition costs, capitalization of software development costs, initial PFFS marketing costs and contractual vacancy charges related to exiting the Merchandise Mart in Chicago. This measure is used by the Company to evaluate its progress in reducing operating expenses.
▪ Q1 2010 expenses returned
 to a more stable level after
 higher expense in Q4 2009
 due to litigation cost, IT
 expense and investment in
 Operations re-engineering

Q1 2009
$44.7
Q2 2009
$63.3
Q3 2009
$85.4
Q4 2009
$84.6
Q1 2010
$53.2

Segment Performance

Bankers
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $187.1 $215.8 $233.4 $278.0 $286.5
Revenues-Quarterly: $635.1 $662.8 $695.1 $654.5 $584.4
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $2,686.3 $2,668.4 $2,684.4 $2,647.5 $2,596.8
($ millions)
▪ Earnings up 19%, positively
 affected by:
 • Higher Life income due to
 favorable mortality and reserve
 changes
 • Higher PFFS/PDP income due
 to favorable IBNR development
 and higher PDP margins

Medicare Supplement - First-Year Premiums
Q1 2009
$19.7
Q2 2009
$21.1
Q3 2009
$22.7
Q4 2009
$28.2
Q1 2010
$27.2

Premiums -
Medicare Supplement

Bankers
▪ First-year premiums up 38%
Med. Supp. First-Year Prems.-Tr. 4 Qtrs: $81.9 $83.6 $86.5 $91.7 $99.2
Med. Supp. Total Premiums-Quarterly: $155.8 $155.2 $168.9 $173.8 $176.6
Med. Supp. NAP-Quarterly: $18.4 $19.2 $19.9 $56.8 $19.4
Med. Supp. NAP-Trailing 4 Quarters: $79.9 $82.1 $85.4 $114.3 $115.3
($ millions)

(Net) $4.2
(Net) $4.7
(Net) $2.9
(Net) $5.9
(Net) $4.8

Premiums -
Long-Term Care

Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $35.9 $30.0 $22.1 $17.7 $18.3
Total Premiums-Quarterly: $145.9 $151.9 $154.3 $149.5 $149.5
Long-Term Care - First-Year Premiums*
NAP-Quarterly: $7.5 $9.8 $9.8 $8.3 $8.6
NAP-Trailing 4 Quarters: $37.5 $36.6 $35.0 $35.4 $36.5
*Includes $4.4 million in both Q1 2009 and Q2 2009, $6.6 million in Q3 2009, $3.9 million in Q4 2009 and
$5.0 million in Q1 2010 of premiums ceded under new business reinsurance agreement.
Q2 2009
(Direct)
$9.1
Q1 2009
(Direct)
$8.6
Q3 2009
(Direct)
$9.5
Q4 2009
(Direct)
$9.8
Q1 2010
(Direct)
$9.8
▪ First-year premiums up 14%

Premiums -
Life Insurance

Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $79.0 $75.9 $79.8 $82.6 $86.0
Total Premiums-Quarterly: $48.9 $55.3 $63.2 $61.4 $46.5
Life - First-Year Premiums
NAP-Quarterly: $12.6 $15.6 $15.8 $13.7 $15.8
NAP-Trailing 4 Quarters: $52.8 $52.7 $55.4 $57.7 $60.9
SPWL
Non-
SPWL
Q1 2009
$16.8
$6.2
$10.6
Q2 2009
$19.4
$7.8
$11.6
Q3 2009
$23.4
$10.5
$12.9
Q4 2009
$23.0
$10.8
$12.2
Q1 2010
$20.2
$9.6
$10.6
▪ Fluctuations in first-year
 premiums primarily reflect
 variance in sales of single
 -premium policies
▪ Non-SPWL premiums
 even

Q1 2009
$301.1
Q2 2009
$274.7
Q3 2009
$284.0
Q4 2009
$197.3
Q1 2010
$223.1

Premiums -
Annuity

Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $1,294.1 $1,308.7 $1,270.3 $1,057.1 $979.1
Total Premiums-Quarterly: $302.1 $275.4 $284.7 $198.2 $224.4
Annuity - First-Year Premiums
 ▪ First-year premiums down
 26% as result of current
 interest rate environment

Q1 2008
9.0%
Q2 2008
8.6%
Q3 2008
9.8%
Q4 2008
10.9%
Q1 2009
10.5%
Q2 2009
12.4%
Q3 2009
9.1%
Q4 2009
8.3%
Q1 2010
9.2%

Q1 2008
11.9%
Q2 2008
10.5%
Q3 2008
10.7%
Q4 2008
11.1%
Q1 2009
10.4%
Q2 2009
10.3%
Q3 2009
7.9%
Q4 2009
7.5%
Q1 2010
8.9%

Annuity Surrenders

Bankers
IA Surrenders
(annualized quarterly rate)
Non-IA Surrenders
(annualized quarterly rate)
▪ Surrenders: both indexed and non-
 indexed annuity surrenders lower
 than prior year
▪ Total account value:
 • IAs - $1.7 billion
 • Non-IAs - $4.8 billion
▪ Average account value:
 • IAs - $41,000
 • Non-IAs - $36,000
▪ Over 89% of our annuities are
 subject to surrender charge:
 • IAs - 95%
 • Non-IAs - 86%

Q1 2009
95.5%
Q2 2009
97.1%
Q3 2009
68.0%
Q4 2009
68.4%
Q1 2010
88.7%

Benefit Ratio* - PDP

Bankers
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ Down 7%, impacted by
 improved pricing and plan
 design changes

Q1 2009
70.2%
Q2 2009
68.6%
Q3 2009
72.4%
Q4 2009
71.7%
Q1 2010
72.8%

Benefit Ratio* -
Medicare Supplement

Bankers
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ Q1 2010 impacted by higher
 incurred claims

Q1 2009
68.6%
Q2 2009
66.4%
Q3 2009
70.4%
Q4 2009
66.4%
Q1 2010
75.2%

Interest-Adjusted Benefit Ratio* -
Long Term Care

Bankers
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.
Trailing 4 Quarter Avg.: 71.4% 67.6% 68.2% 67.9% 69.6%
Qtrly. non-int. adjusted: 105.1% 103.2% 108.3% 104.3% 114.4%
▪ Q1 2009 impacted by prior-
 period rate increase activity
 affecting lapses

Q1 2009
$5.1
Q2 2009
$11.0
Q3 2009
$7.4
Q4 2009
$5.9
Q1 2010
$5.3

Segment Performance

Colonial Penn
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $26.6 $29.3 $30.2 $29.4 $29.6
Revenues-Quarterly: $57.1 $62.7 $58.1 $57.8 $58.1
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $229.4 $234.0 $235.1 $235.7 $236.7
($ millions)
▪ Earnings up 4%
 • Primarily due to favorable
 mortality and growth in our block
 of life insurance policies

Q1 2009
$9.2
Q2 2009
$8.4
Q3 2009
$7.9
Q4 2009
$7.5
Q1 2010
$7.9

Premiums -
Life Insurance

Colonial Penn
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $35.8 $35.3 $34.4 $33.0 $31.7
Total Premiums-Quarterly: $47.0 $45.8 $45.6 $48.9 $47.3
Life - First-Year Premiums
NAP-Quarterly: $12.3 $10.6 $10.6 $8.4 $13.1
NAP-Trailing 4 Quarters: $49.7 $45.8 $44.3 $41.9 $42.7
▪ Sales (NAP) up 7%
 • Lead generation momentum
 building following 2009 capital
 limitations
 • Increased lead activity will drive
 return to pre-2009 sales levels
 • NAP from lead-based programs
 up 32% over Q1 2009, and 76%
 over Q4 2009

Q1 2009
$31.2
Q2 2009
$21.2
Q3 2009
$21.6
Q4 2009
-$6.7
Q1 2010
$25.7

Segment Performance

CIG
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $129.2 $118.1 $105.5 $67.3 $61.8
Revenues-Quarterly: $379.2 $382.5 $381.2 $357.7 $358.5
Pre-Tax Operating Income (loss)*
Revenues-Tr. 4 Quarters: $1,511.7 $1,515.9 $1,525.3 $1,500.6 $1,479.9
($ millions)
▪ Earnings down 18%
 • Lower Specified Disease income
 due primarily to reserve releases in
 Q1 2009
 • Lower Life income due primarily to
 lost earnings on blocks reinsured in
 2009
 • Higher Annuity income due to lower
 surrenders on indexed annuities

Q1 2009
$1.5
Q2 2009
$1.9
Q3 2009
$2.2
Q4 2009
$1.6
Q1 2010
$1.2

Premiums -
Medicare Supplement

($ millions)
First-Year Prems.-Tr. 4 Qtrs: $8.3 $7.9 $8.0 $7.2 $6.9
Total Premiums-Quarterly: $42.8 $44.4 $46.9 $43.7 $40.7
Medicare Supplement - First-Year Premiums
NAP-Quarterly: $1.7 $1.3 $1.3 $1.5 $1.1
NAP-Trailing 4 Quarters: $8.3 $8.3 $7.8 $5.8 $5.2
▪ First-year collections down 20%
 • Focus on core products (i.e.,
 Specified Disease)

Q1 2009
$10.2
Q2 2009
$11.1
Q3 2009
$11.8
Q4 2009
$12.3
Q1 2010
$12.5

Premiums -
Specified Disease

CIG
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $40.2 $41.5 $43.6 $45.4 $47.7
Total Premiums-Quarterly: $93.0 $95.1 $96.2 $99.0 $99.6
Specified Disease - First-Year Premiums
NAP-Quarterly: $11.5 $14.7 $16.1 $15.2 $14.6
NAP-Trailing 4 Quarters: $48.7 $51.0 $54.3 $57.5 $60.6
▪ NAP up 28%
 • Increased focus on Specified
 Disease products
 • Momentum increasing in
 Worksite market

Q1 2009
$17.8
Q2 2009
$20.6
Q3 2009
$23.4
Q4 2009
$10.0
Q1 2010
$3.7

Premiums -
Annuity

CIG
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $98.5 $84.7 $83.0 $71.8 $57.7
Total Premiums-Quarterly: $19.5 $22.3 $25.2 $11.4 $5.1
Annuity - First-Year Premiums
▪ First-year collections down 79%
 • Increased focus on core products

CIG

Q1 2009
42.2%
Q2 2009
49.7%
Q3 2009
42.9%
Q4 2009
49.1%
Q1 2010
49.4%

Interest-Adjusted Benefit Ratio* -
Specified Disease

Trailing 4 Quarter Avg.: 41.8% 42.6% 41.2% 46.0% 47.8%
Qtrly. non-int. adjusted: 76.0% 83.3% 76.6% 82.0% 82.3%
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.
▪ Up 17% vs Q1 2009, which was
 impacted by reserve releases

Information Related to Certain Non-GAAP Financial Measures
The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor - SEC Filings” section of Conseco’s website,
www.conseco.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before loss on extinguishment or modification of debt, net realized gains or losses and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.
Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.

Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Net income applicable to common stock	$ 24.5	$ 27.6	$ 15.4	$ 18.2	$ 33.9
Net realized investment losses, net of related amortization and taxes	6.9	13.2	18.9	2.5	3.1
Valuation allowance for deferred tax assets	-	-	20.0	3.0	-
Loss on extinguishment or modification of debt	6.1	-	-	8.3	1.2
Net operating income (a non-GAAP financial measure)	$ 37.5	$ 40.8	$ 54.3	$ 32.0	$ 38.2
Per diluted share:					
Net income	$ 0.13	$ 0.15	$ 0.08	$ 0.09	$ 0.13
Net realized investment losses, net of related amortization and taxes	0.04	0.07	0.10	0.01	0.01
Valuation allowance for deferred tax assets	-	-	0.11	0.01	-
Loss on extinguishment or modification of debt	0.03	-	-	0.04	-
Net operating income (a non-GAAP financial measure)	$ 0.20	$ 0.22	$ 0.29	$ 0.15	$ 0.14

58

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Total shareholders' equity	$ 1,591.2	$ 2,415.0	$ 3,333.7	$ 3,532.4	$ 3,720.1
Less accumulated other comprehensive income (loss)	(1,840.5)	(1,046.9)	(146.0)	(264.3)	(103.0)
Total shareholders' equity excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 3,431.7	$ 3,461.9	$ 3,479.7	$ 3,796.7	$ 3,823.1
Shares outstanding for the period	184,758,758	184,886,216	184,886,216	250,786,216	250,929,801
Book value per share	$ 8.61	$ 13.06	$ 18.03	$ 14.09	$ 14.83
Less accumulated other comprehensive income (loss)	(9.96)	(5.66)	(0.79)	(1.05)	(0.41)
Book value, excluding accumulated other comprehensive income (loss), per share (a non-GAAP financial measure)	$ 18.57	$ 18.72	$ 18.82	$ 15.14	$ 15.24

59

Book value, excluding accumulated other comprehensive income, per share
This non-GAAP financial measure differs from book value per share because accumulated other comprehensive income has been excluded from the book value used to determine the measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income. Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows
(dollars in millions, except per share amounts):

Information Related to Certain Non-GAAP Financial Measures

Operating return measures
Management believes that an analysis of return before loss on extinguishment or modification of debt, net realized gains or losses, and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses, and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continued operations.
This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.
In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.
All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level. Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Net income applicable to common stock	$ 24.5	$ 27.6	$ 15.4	$ 18.2	$ 33.9
Net realized investment (gains) losses, net of related amortization and taxes	6.9	13.2	18.9	2.5	3.1
Valuation allowance for deferred tax assets	-	-	20.0	3.0	-
Loss on extinguishment or modification of debt	6.1	-	-	8.3	1.2
Net operating income (a non-GAAP financial measure)	$ 37.5	$ 40.8	$ 54.3	$ 32.0	$ 38.2
Common shareholders' equity	$ 1,591.2	$ 2,415.0	$ 3,333.7	$ 3,532.4	$ 3,720.1
Less accumulated other comprehensive income (loss)	(1,840.5)	(1,046.9)	(146.0)	(264.3)	(103.0)
Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	3,431.7	3,461.9	3,479.7	3,796.7	3,823.1
Less net operating loss carryforwards	960.2	973.7	899.6	867.5	856.3
Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,471.5	$ 2,488.2	$ 2,580.1	$ 2,929.2	$ 2,966.8
Average common shareholders' equity	$1,610.6	$2,003.1	$2,874.4	$3,433.1	$3,626.3
Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$2,435.6	$2,479.9	$2,534.2	$2,754.7	$2,948.0
Return on equity ratios:					
Return on common equity	6.1%	5.5%	2.1%	2.1%	3.7%
Operating return on common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	6.2%	6.6%	8.6%	4.6%	5.2%

61

A reconciliation of return on common equity to operating return on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

Information Related to Certain Non-GAAP Financial Measures

CIG	Bankers	Colonial Penn	Corporate	Total
Pretax operating earnings (a non-GAAP financial measure)	$ 25.7	$ 53.2	$ 5.3	$ (24.5)	$ 59.7
Allocation of interest expense, excess capital and corporate expenses	(14.8)	(11.1)	(1.0)	26.9	-
Income tax (expense) benefit	(3.9)	(15.1)	(1.5)	(1.0)	(21.5)
Segment operating income	$ 7.0	$ 27.0	$ 2.8	$ 1.4	38.2
Net realized investment losses, net of related amortization and taxes					(3.1)
Loss on extinguishment of debt					(1.2)
Net income					$ 33.9

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the quarter ended March 31, 2010, is as follows (dollars in millions):
(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

CIG	Bankers	Colonial Penn	Corporate	Total
December 31, 2009					
Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,707.1	$ 1,322.2	$ 114.6	$ (214.8)	$ 2,929.1
Net operating loss carryforwards	867.5	-	-	-	867.5
Accumulated other comprehensive income (loss)	(158.2)	(90.6)	(0.8)	(14.6)	(264.2)
Allocation of capital	569.0	440.7	38.2	(1,047.9)	-
Common shareholders' equity	$ 2,985.4	$ 1,672.3	$ 152.0	$ (1,277.3)	$ 3,532.4
March 31, 2010					
Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,720.0	$ 1,340.3	$ 116.9	$ (210.4)	$ 2,966.8
Net operating loss carryforwards	856.3	-	-	-	856.3
Accumulated other comprehensive income (loss)	(67.3)	(27.2)	4.2	(12.7)	(103.0)
Allocation of capital	573.3	446.8	39.0	(1,059.1)	-
Common shareholders' equity	$ 3,082.3	$ 1,759.9	$ 160.1	$ (1,282.2)	$ 3,720.1

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity at March 31, 2010, is as follows (dollars in millions):
(Continued on next page)
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

CIG	Bankers	Colonial Penn	Corporate	Total
Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,713.6	$ 1,331.2	$ 115.8	$ (212.6)	$ 2,948.0
Average net operating loss carryforwards					861.9
Average accumulated other comprehensive income (loss)					(183.6)
Average common shareholders' equity					$ 3,626.3
Return on equity ratios:					
Return on equity					3.7%
Operating return on common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	1.6%	8.1%	9.7%	NM	5.2%

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity at March 31, 2010, is as follows (dollars in millions):
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Corporate notes payable	$ 1,310.5	$ 1,259.3	$ 1,261.9	$ 1,037.4	$ 1,037.2
Total shareholders' equity	1,591.2	2,415.0	3,333.7	3,532.4	3,720.1
Total capital	2,901.7	3,674.3	4,595.6	4,569.8	4,757.3
Less accumulated other comprehensive loss	1,840.5	1,046.9	146.0	264.3	103.0
Total capital, excluding accumulated other comprehensive loss (a non-GAAP financial measure)	$ 4,742.2	$ 4,721.2	$ 4,741.6	$ 4,834.1	$ 4,860.3
Corporate notes payable	$ 1,310.5	$ 1,259.3	$ 1,261.9	$ 1,037.4	$ 1,037.2
Corporate notes payable to capital ratios:					
Corporate debt to total capital	45.2%	34.3%	27.5%	22.7%	21.8%
Corporate debt to total capital, excluding accumulated other comprehensive loss (a non-GAAP financial measure)	27.6%	26.7%	26.6%	21.5%	21.3%

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss is as follows (dollars in millions):
Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income. Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures